Exhibit 99.1

AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (the “Agreement”), dated as of April 8, 2016 by and among W&T Offshore, Inc., a corporation duly organized and existing under the laws of Texas and having its principal office at Nine Greenway Plaza, Suite 300, Houston, TX 77046-0908 (the “Company”), Wilmington Trust, National Association, a national banking association duly organized and existing under the laws of the United States and having a corporate trust office at 15950 N. Dallas Parkway, Suite 550 Dallas, TX 75248 (the “Successor Trustee”) and Wells Fargo Bank, National Association, a national banking association duly organized and existing under the laws of the United States and having a corporate trust office at 750 N St. Paul Place, Suite 1750 Dallas, Texas 75201 (the “Resigning Trustee”).

RECITALS:

WHEREAS, the Company, the Guarantors and the Resigning Trustee are party to an Indenture, dated as of June 10, 2011 (the “Indenture”);

WHEREAS, pursuant to the Indenture, on or about June 10, 2011 and October 24, 2012, the Company issued $600,000,000 and $300,000,000, of principal amount, respectively, for an aggregate of $900,000,000 in principal amount, of its 8.5% Senior Notes due 2019 (the “Notes”) which are issued in the form of global notes registered in the name of CEDE & CO., nominee of The Depository Trust Company (the “Global Notes”);

WHEREAS, the Company appointed Resigning Trustee as the trustee (the “Trustee”), registrar (the “Registrar”), paying agent (the “Paying Agent”), and custodian with respect to the Global Notes (the “Custodian”) under the Indenture;

WHEREAS, Section 7.08 of the Indenture provides that the Trustee may at any time resign by giving written notice of its resignation to the Company, effective upon the acceptance by a successor trustee of its appointment as Trustee;

WHEREAS, Section 7.08 of the Indenture provides that, if the Trustee shall resign, the Company shall promptly appoint a successor trustee;

WHEREAS, Section 7.08 of the Indenture provides that any successor trustee appointed in accordance with the Indenture shall deliver to the Company and to its predecessor trustee a written acceptance of such appointment under the Indenture, and upon such delivery the resignation of the predecessor trustee shall become effective and such successor trustee shall have all rights, powers and duties of the Trustee under the Indenture;

WHEREAS, Section 2.03 of the Indenture provides that the Company may appoint the Registrar, Paying Agent and Custodian for the Notes;

WHEREAS, the Resigning Trustee has given written notice to the Company that it is resigning as Trustee, Registrar, Paying Agent and Custodian under the Indenture;

WHEREAS, the Company desires to appoint Successor Trustee as successor Trustee, Registrar, Paying Agent and Custodian under the Indenture; and

WHEREAS, Successor Trustee is willing to accept such appointment as successor Trustee, Registrar, Paying Agent and Custodian under the Indenture;

NOW, THEREFORE, the Company, Resigning Trustee and Successor Trustee, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

THE RESIGNING TRUSTEE

Pursuant to Section 7.08 of the Indenture, Resigning Trustee has by letter notified the Company that Resigning Trustee is resigning as Trustee, Registrar, Paying Agent and Custodian under the Indenture.

Resigning Trustee hereby represents and warrants to Successor Trustee that:

(a)	The Indenture was validly and lawfully executed and delivered by the Resigning Trustee and is in full force and effect.

(b)	No covenant or condition contained in the Indenture has been waived by Resigning Trustee or, to the best knowledge of Responsible Officers of Resigning Trustee, by the Holders of the percentage in aggregate principal amount of the Notes required by the Indenture to effect any such waiver.

(c)	There is no action, suit or proceeding pending or, to the best knowledge of Responsible Officers of Resigning Trustee threatened against Resigning Trustee before any court or any governmental authority arising out of any act or omission of Resigning Trustee as Trustee under the Indenture.

(d)	As of the Effective Time (as defined below) of this Agreement, Resigning Trustee will hold no moneys or property under the Indenture other than the documents and items reflected on Exhibit A, which Resigning Trustee will promptly deliver to Successor Trustee.

(e)	Pursuant to Section 2.02 of the Indenture, Resigning Trustee has duly authenticated and delivered $900,000,000 aggregate principal amount of Notes. As of the date hereof, there are currently outstanding $900,000,000 in aggregate principal amount of the Notes, all of which are in the form of Global Notes; and interest has been paid through December 15, 2015, the most recent date on which interest is required to be paid in accordance with the terms of such Notes.

(f)	The register in which it has registered and transferred registered Notes accurately reflect the amount of Notes issued and outstanding and the amounts payable thereon.

(g)	Each person who so authenticated the Notes was duly elected, qualified and acting as an officer or authorized signatory of Resigning Trustee and empowered to authenticate the Notes at the respective times of such authentication and the signature of such person or persons appearing on such Notes is each such person’s genuine signature.

(h)	This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

(i)	No Responsible Officer of the Resigning Trustee has received notice from the Company or any Holder that a default or Event of Default has occurred and is continuing, and without independent investigation, no Responsible Officer of the Resigning Trustee has actual knowledge that a default or Event of Default has occurred and is continuing under the Indenture.

Resigning Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Resigning Trustee in and to the trust under the Indenture and all the rights, powers, trusts, privileges, immunities, duties and obligations of the Trustee, Registrar, Paying Agent and Custodian under the Indenture. Resigning Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, powers, trusts, privileges, immunities, duties and obligations hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Registrar, Custodian and Paying Agent.

Resigning Trustee shall deliver to Successor Trustee, as of or promptly after the Effective Time hereof, all of the documents listed on Exhibit A hereto.

THE COMPANY

The Company hereby accepts the resignation of Resigning Trustee as Trustee, Registrar, Paying Agent and Custodian under the Indenture.

The Company hereby appoints Successor Trustee as Trustee, Registrar, Paying Agent and Custodian under the Indenture to succeed to, and hereby vests Successor Trustee with, all the rights, powers, trusts, privileges, immunities, duties and obligations of Resigning Trustee under the Indenture with like effect as if originally named as Trustee, Registrar, Paying Agent and Custodian under the Indenture.

The Company hereby represents and warrants to Resigning Trustee and Successor Trustee that:

(a)	The Company is a corporation duly and validly organized and existing pursuant to the laws of the State of Texas.

(b)	The Indenture was validly and lawfully executed and delivered by the Company and is in full force and effect and the Notes were validly issued by the Company.

(c)	The Company has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the Indenture.

(d)	No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under the Indenture.

(e)	No covenant or condition contained in the Indenture has been waived by the Company or, to the best of the Company’s knowledge, by Holders of the percentage in aggregate principal amount of the Notes required to effect any such waiver.

(f)	There is no action, suit or proceeding pending or, to the best of the Company’s knowledge, threatened against the Company before any court or any governmental authority arising out of any act or omission of the Company under the Indenture.

(g)	All conditions precedent relating to the appointment of Wilmington Trust, National Association as successor Trustee, Registrar, Paying Agent and Custodian under the Indenture have been complied with.

(h)	The Indenture has not been amended or supplemented as of the Effective Time.

THE SUCCESSOR TRUSTEE

Successor Trustee hereby represents and warrants to Resigning Trustee and to the Company that:

(a)	Successor Trustee is qualified and eligible under the applicable provisions of the Indenture to act as Trustee under the Indenture.

(b)	This Agreement has been duly authorized, executed and delivered on behalf of Successor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

Successor Trustee hereby accepts its appointment as successor Trustee, Registrar, Paying Agent and Custodian under the Indenture and accepts the rights, powers, trusts, privileges, immunities, duties and obligations of Resigning Trustee as Trustee, Registrar, Paying Agent and Custodian under the Indenture, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee, Registrar, Paying Agent and Custodian under the Indenture.

Promptly after the Effective Time of this Agreement, the Successor Trustee shall cause a notice, substantially in the form of Exhibit B annexed hereto, to be sent to the Holders of the Notes.

References in the Indenture to “Corporate Trust Office of the Trustee” or another similar term shall be deemed to refer to the designated corporate trust office of Successor Trustee, which is presently located at the following address, which shall also be the designated address for notices and communications to the Trustee under Section 12.02 of the Indenture from and after the effective time of this Agreement:

Wilmington Trust, National Association

15950 N. Dallas Parkway, Suite 550

Dallas, TX 75248

Attn: W&T Offshore, Inc. Administrator

Facsimile: (888) 316 - 6238

MISCELLANEOUS

Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of 9:00 am New York City Time on April 18, 2016 (the “Effective Time”).

This Agreement does not constitute a waiver by any of the parties hereto of any obligation or liability which Resigning Trustee may have incurred in connection with its serving as Trustee, Registrar, Paying Agent or Custodian under the Indenture or an assumption by Successor Trustee of any liability or obligation of Resigning Trustee arising out of a breach by Resigning Trustee prior to the Effective Time and the Successor Trustee shall have no liability for any events or circumstances, actions or inactions occurring prior to the Effective Time.

Resigning Trustee hereby acknowledges payment or provision for payment in full by the Company of compensation for all services rendered by Resigning Trustee in its capacity as Trustee, Registrar, Paying Agent and Custodian and reimbursement in full by the Company of the expenses, disbursements and advances incurred or made by Resigning Trustee in its capacity as Trustee, Registrar, Paying Agent and Custodian in accordance with the provisions of the Indenture. This Agreement does not constitute a waiver or assignment by the Resigning Trustee of any compensation, reimbursement, expenses or indemnity to which it is or may be entitled pursuant to the Indenture. The Company acknowledges its obligation to indemnify Resigning Trustee in the manner set forth in Section 7.07 of the Indenture.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or PDF email transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF email shall be deemed to be their original signatures for all purposes.

The Company acknowledges that, in accordance with Section 326 of the USA Patriot Act, Successor Trustee, in order to help fight the funding of terrorism and prevent money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a business relationship or opens an account with the Successor Trustee. The Company agrees that it will provide the Successor Trustee with such information as it may request in order for Successor Trustee to satisfy the requirements of the USA Patriot Act.

This Agreement sets forth the entire agreement of the parties with respect to its subject matter, and supersedes and replaces any and all prior contemporaneous warranties, representations or agreements, whether oral or written, with respect to the subject matter of this Agreement other than those contained in this Agreement.

The Company, Resigning Trustee and Successor Trustee hereby acknowledge receipt of an executed counterpart of this Agreement and the effectiveness thereof.

Unless otherwise provided herein, all notices, requests and other communications to any party hereunder shall be in writing (including facsimile and electronic transmission in PDF format) and shall be given to such party, addressed to it, as set forth below:

If to the Company:

W&T Offshore, Inc.

Nine Greenway Plaza, Suite 300

Houston, TX, US 77046-0908

Attention: Chief Financial Officer

Facsimile: (713) 624-7324

If to Resigning Trustee:

Wells Fargo Bank, National Association

750 N St. Paul Place, Suite 1750

Dallas, Texas 75201

Attention: John C. Stohlmann

Facsimile: 214-756-7401

Email: john.stohlmann@wellsfargo.com

If to Successor Trustee:

Wilmington Trust, National Association

15950 N. Dallas Parkway, Suite 550

Dallas, TX 75248

Attn: W&T Offshore, Inc. Administrator

Facsimile: (888) 316 - 6238

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

W&T Offshore, Inc.

By:	/s/ John D. Gibbons
Name:	John D. Gibbons
Title:	Senior Vice President & Chief Financial Officer

Wells Fargo Bank, National Association, as Resigning Trustee

By:	/s/ John C. Stohlmann
Name:	John C. Stohlmann
Title:	Vice President

Wilmington Trust, National Association, as Successor Trustee

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

EXHIBIT A

Documents to be delivered to Successor Trustee

Executed copy of the Base Indenture and the Guarantor Supplemental Indenture.

File of closing documents from initial issuance.

Copies of the most recent of each of the SEC reports delivered by the Company pursuant to Section 4.03 of the Indenture.

A copy of the most recent compliance certificate delivered pursuant to Section 4.04 of the Indenture.

Certified list of Holders, including certificate detail and all “stop transfers” and the reason for such “stop transfers” (or, alternatively, if there are a substantial number of registered Holders, the computer tape reflecting the identity of such Holders).

Copies of any official notices sent by the Trustee to all the Holders of the Notes pursuant to the terms of the Indenture during the past twelve months and a copy of the most recent Trustee’s annual report to Holders delivered pursuant to Section 7.06 of the Indenture, if the Trustee was required to transmit such report.

List of any documents which, to the knowledge of Resigning Trustee, are required to be furnished but have not been furnished to Resigning Trustee.

Trust account statements (asset & transaction) for the one-year period preceding the date of this Agreement.

All duly authenticated and issued Global Notes as set forth below, along with any inventory of Notes:

a.	CUSIP No. 92922PAC0, Certificate # A-1, $500,000,000 Principal Amount

b.	CUSIP No. 92922PAC0, Certificate # A-2, $100,000,000 Principal Amount

c.	CUSIP No. 92922PAC0, Certificate # A-3, $300,000,000 Principal Amount

Debt service records and transfer records with respect to the Notes.

EXHIBIT B

NOTICE OF SUCCESSOR TRUSTEE

To the Holders of W&T OFFSHORE, INC.

8.5% Senior Notes due 2019

(CUSIP Nos.92922PAC0*)

NOTICE IS HEREBY GIVEN, pursuant to Section 7.08(f) of the Indenture (the “Indenture”); (capitalized terms used without definition have the meanings ascribed to them in the Indenture), dated as of June 10, 2011, by and between W&T Offshore, Inc. and Wells Fargo Bank, National Association, as Trustee, Registrar, Paying Agent and Custodian, that Wells Fargo Bank, National Association has resigned as Trustee, Registrar, Paying Agent and Custodian under the Indenture.

Pursuant to Section 7.08 of the Indenture, Wilmington Trust, National Association, a national banking association duly organized and existing under the laws of the United States of America, has accepted appointment as Trustee, Registrar Paying Agent and Custodian under the Indenture. The address of the designated corporate trust office of the successor Trustee (including for purposes of Section 12.02 of the Indenture) is Wilmington Trust, National Association, 15950 N. Dallas Parkway, Suite 550, Dallas, TX 75248 Attn: W&T Offshore, Inc. Administrator.

The resignation of Wells Fargo Bank, National Association as Trustee, Registrar and Paying Agent and the appointment of Wilmington Trust, National Association as successor Trustee, Registrar and Paying Agent were effective as of 9:00 am New York City Time on April 18, 2016.

Dated:

    April     , 2016

W&T OFFSHORE, INC.

BY: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

*	No representation is made as to the accuracy or correctness of CUSIP Nos.